                          EMPLOYMENT AND FEE AGREEMENT
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        THIS AGREEMENT made this 10th day of April, 2001, by and between
SOUTHERN STATES POWER COMPANY, INC. (hereinafter "CLIENT") with a mailing address of 3400 Inland Empire Boulevard, Suite 101, Ontario, CA 91764 and
telephone number of (909) 476-3575 and RICHARD P. GREENE, P.A., (hereinafter
ATTORNEY).

        1. CLIENT retains ATTORNEY to represent CLIENT as Attorney at Law regarding Corporate/Securities related matters and authorizes and empowers
ATTORNEY to do all things reasonably necessary to complete corporate and securities transactions with CLIENT'S consent (other than in connection with capital raising transactions) and agrees to retain attorney for the services rendered on the following terms and conditions:

         a.  On the basis of the time expended by  ATTORNEY, a retainer shall consist of 50,000 shares of common stock of Southern States Power
             Company, Inc. All referenced shares shall be registered pursuant to a Registration Statement on Form S-8.

         b.  CLIENT shall also be responsible for costs incurred including, but not limited to, long distance phone calls, transcripts,
             photocopies, postage, filing fees, and costs of newspaper
             publications. Advanced costs that are not expended during the course of the representation are to be returned to the client at the conclusion of the representation, unless ATTORNEY and CLIENT agree otherwise in writing.

         2.  ATTORNEY will render a final statement for services rendered and costs incurred. If CLIENT disagrees with any charge for fees or costs, CLIENT must notify ATTORNEY in writing within ten (10) days after the date of mailing.
Otherwise, all charges are agreed by CLIENT to be approved and accepted. All bills are due when rendered.

         3.  CLIENT understands and agrees that ATTORNEY has made no guarantee regarding the successful outcome or termination of the engagement and all expressions pertaining thereto are matters of opinion. Should it be necessary to institute legal proceedings for the collection of any part of the ATTORNEY'S compensation or costs as set forth above, then CLIENT agrees to pay all court costs and reasonable attorneys fees with regard to the collection of same.

         IN WITNESS WHEREOF, the parties have executed this Agreement the date first mentioned above.

ACCEPTED:

Richard P. Greene, P.A.                        Southern States Power Company, Inc.

By:/s/ Richard P. Greene                        By:  /s/ Lawrence Taggert
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     ATTORNEY                                        Lawrence Taggert, President